Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

The Company failed to make interest payments on our 10% Original Issue Discount Senior Secured Convertible Note in the principal amount of $1,666,666.67 that were due in February and March 2022, in the amount of $13,889 each. The holder agreed to extend the due dates of the payments that were due in February and March 2022 to April 18, 2022, and to waive any resulting default until such date. On April 14, 2022, the Company paid the February and March 2022 interest payments, and on April 18, 2022, the Company made the April 2022 interest payment. However, there can be no assurance that we will be able to raise additional capital to enable us to make future payments that come due.

On April 7, 2022, the Company borrowed $277,778 from an existing investor in the Company. The note, which bears interest at 10% per year, and any accrued interest, is due on the earlier of April 7, 2023 or the closing of a Qualified Offering, which is defined as an (i) equity or equity-linked financing by the Company or any of its subsidiaries in which shares of common stock, or securities, directly or indirectly, convertible into or exchangeable or exercisable for shares of common stock are issued or (ii) debt financing (not otherwise covered in clause (i), in either case which financing results in cumulative aggregate proceeds to the Company of at least $8,000,000. The note is unsecured and subordinated to the secured convertible note described in Note 6 above. Net proceeds to the Company were $250,000.